UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

HEALTHIER CHOICES MANAGEMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 North 28th Way

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	HCMC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A to the Form 8-K filed on January 23, 2024, is being filed for the purpose of filing Exhibits 10.3 and 10.4 and describing the First Amendment to the Securities Purchase Agreement (the “Amendment”) and the form of common stock purchase warrant (the “Bridge Warrant”) issued pursuant thereto.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 18, 2024, Healthy Choice Wellness Corp. (“HCWC”), a subsidiary of the Issuer, entered into a Securities Purchase Agreement (the “SPA”) with institutional investors (the “Purchasers”) pursuant to which HCWC agreed to issue (1) unsecured promissory notes with an aggregate principal amount of $1.889 million (the “Notes”) and (2) shares of HCWC Class A common stock (the “Bridge Shares” and together with the Notes, the “Securities”) in an aggregate amount equal to $1.889 million divided by the price of such stock sold in HCWC’s initial public offering of its Class A common stock (the “IPO”). The aggregate subscription price for the Securities was $1.7 million. The Notes were issued at a 10% original issue discount and accrue interest at a rate of 10% per annum. All accrued principal and interest on the Notes shall be due and payable upon the earlier of (1) at the closing of the IPO, (2) January 18, 2025 or (3) the time at which the balance is due and payable upon an event of default (as defined in the Notes).

On April 8, 2024, HCWC and the Purchasers entered into the Amendment in order to issue the Bridge Warrants in lieu of the Bridge Shares and to:

●	Terminate any existing obligations of the Purchasers to acquire HCWC Class A common stock;
●	Amend that certain Securities Purchase Agreement, dated August 23, 2022, as amended, to extend the date by when the HCWC spin-off transaction must be completed in order to require the Purchasers to acquire approximately $11 million of HCWC Series A Convertible Preferred Stock; and
●	Registration of the Bridge Warrant Shares (as defined below).

Bridge Warrants

Duration. The Bridge Warrants will entitle the holders thereof to purchase shares of HCWC’s Class A common stock (the “Bridge Warrant Shares”) at a nominal exercise price of $0.01 per share, at any time on or after HCWC’s registration statement on Form S-1 for the initial registration of the Class A common stock (the “IPO”) is declared effective by the United State Securities and Exchange Commission.

Exercise Limitation. A holder will not have the right to exercise any portion of the Bridge Warrant if the holder (together with its affiliates and certain related parties) would beneficially own in excess of 9.99% of the number of shares of HCWC Class A common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Bridge Warrants.

Adjustments to Exercise Price and Warrant Shares. The Bridge Warrants will have an exercise price of $0.01 per share. The exercise price is subject to appropriate adjustment in the event of certain HCWC stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting HCWC common stock and also upon any distributions of assets, including cash, stock or other property to HCWC stockholders. In the event the price (the “IPO Price”) the Class A common stock is initially listed at following the IPO is less than $10.00 per share, the number of Bridge Warrant Shares shall be increased in amount equal to the difference of (1) (A) the quotient of the number of Bridge Warrant Shares initially to be received upon full conversion of the Bridge Warrants (the “Initial Warrant Shares”) divided by (B) the IPO Price, less (2) the Initial Warrant Shares.

Transferability. Subject to applicable laws, the Bridge Warrants may be offered for sale, sold, transferred or assigned without HCWC’s consent.

Registration of Bridge Warrant Shares. HCWC has agreed to register all of the Bridge Warrant Shares in connection with the IPO.

The issuances of the Notes and the Bridge Warrants are exempt from registration pursuant to the provisions Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D, as promulgated by the Commission, on the basis that the Issuer and HCWC had a pre-existing relationship with the investor and there was no public offering. The Notes and the Bridge Warrants may not be offered or sold absent their registration for resale or the availability of an exemption therefrom.

HCWC expects to use the proceeds from the sale of the Securities for general working capital purposes.

2

The foregoing description of the Securities Purchase Agreement, the Bridge Warrants and the Notes is a summary and is qualified in its entirety by reference to the provisions thereof, copies of which are attached to this Current Report as Exhibits 10.1, 10.2, 10.3 and 10.4, which are incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On January 18, 2024, HCWC issued the Notes. The terms of the Notes are described in Item 1.01 above, which descriptions are incorporated in their entirety by reference herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The information regarding the Notes and the Bridge Warrants set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by reference in this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of January 18, 2024, by and between Healthy Choice Wellness Corp. and the purchasers named therein (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed January 23, 2024)
10.2	Form of Promissory Note (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed January 23, 2024)
10.3	Form of Common Stock Purchase Warrant
10.4	First Amendment to Securities Purchase Agreement, dated as of January 18, 2024, by and between Healthy Choice Wellness Corp. and the purchasers named therein
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthier Choices Management Corp.

Date: April 11, 2024	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer

4